EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                    RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

     In connection with the Annual Report of Huayang International Holdings, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gao Wanjun, Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Sec. 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  Gao Wanjun
                                        -----------------------------------
                                        Gao Wanjun
                                        Chief Executive Officer
May 14, 2004


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